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                           ASSET ALLOCATION PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                        INTERNATIONAL EQUITY PORTFOLIO
                            MONEY MARKET PORTFOLIO
                       U.S. GOVERNMENT INCOME PORTFOLIO

                       SUPPLEMENT DATED AUGUST 20, 2003
         TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           DATED DECEMBER 27, 2002

     Effective immediately, each Current Fund listed is closed to new shareholders. However, new purchase orders from current shareholders will continue to be accepted.

     On July 17, 2003, the Board of Trustees of Mutual Fund Variable Annuity Trust ("MFVAT") and on June 12, 2003, the Board of Trustees of SunAmerica Series Trust ("SAST" together with MFVAT, the "Trusts"), approved an agreement and plan of reorganization pursuant to which each Current Fund listed in the table below will transfer all of its assets and liabilities to a Successor Fund listed across from it in the table below in exchange for shares of such Successor Fund (each a "reorganization") subject to approval by shareholders of the applicable Current Fund. Upon consummation of a reorganization, each shareholder of the Current Fund would receive the number of Class 1 shares of the applicable Successor Fund with a total net asset value equal to the total net asset value of such shareholder's Current Fund shares on the date of the exchange. If a reorganization is approved by shareholders of a Current Fund, such Current Fund's existence as a series of MFVAT will be terminated following the applicable reorganization. If all reorganization are approved, it is the intention of the Board of Trustees of MFVAT to terminate MFVAT.

     The approval of a particular reorganization is not contingent upon the approval of any other reorganization.

     A special meeting of shareholders of each Current Fund has been called for Monday, December 1, 2003, to consider the applicable reorganization and related transactions. Before these special meetings, shareholders will receive a combined prospectus/proxy statement containing information about the proposed reorganization relating to their Current Fund and information about the relevant Successor Fund. If approved by the shareholders of a Current
Fund, the applicable reorganization will take place on Friday, December 5, 2003 or another date determined by the Trusts that are involved in the particular reorganization.

                CURRENT FUND                                          SUCCESSOR FUND
                ------------                                          --------------
Asset Allocation Portfolio                                MFS Total Return Portfolio
Capital Growth Portfolio                                  Marsico Growth Portfolio
Growth and Income Portfolio                               Davis Venture Value Portfolio
International Equity Portfolio                            International Growth and Income Portfolio
Money Market Variable Annuity Portfolio                   Cash Management Portfolio
U.S. Government Income Portfolio                          Cash Management Portfolio

                                                                  SUP-VATPRS-803